STI- SUM SUP

Summary Prospectus Supplement dated June 27, 2014

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Strategic Income Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
Ivan Bakrac	Portfolio Manager	2014
Thomas Ewald	Portfolio Manager	2014
Michael Hyman	Portfolio Manager	2014
Joseph Portera	Portfolio Manager	2014
Robert Waldner	Portfolio Manager	2014”

STI- SUM SUP